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                                                                    EXHIBIT 10.2

                                                                  EXECUTION COPY

                          REGISTRATION RIGHTS AGREEMENT

     This REGISTRATION RIGHTS AGREEMENT (this "AGREEMENT") is made as of the date of the signature of the Company set forth on the signature pages hereto, by and among AMERICAN ORIENTAL BIOENGINEERING, a Nevada corporation, with its principal offices at No. 308 Xuefu Road, Nangang District, Harbin, China 150068 (the "COMPANY"), and each person identified as a Holder on the signature pages hereto. All terms used herein but not defined herein shall have the meaning given to them in the Purchase Agreement by and among the Company and the Holders dated as of the date hereof (the "PURCHASE AGREEMENT").

                                    SECTION 1

                                   DEFINITIONS

For purposes of this Agreement the following terms shall be defined as follows:

     The term the "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

     The term "HOLDER" means initially an Investor or initial recipient of Agents' Warrants Shares (as defined in the Placement Agency Agreement of even date herewith among the Company, CRT Capital Group LLC and Westminster Securities Corp), and thereafter any person who at a given time is the holder of record of any Registrable Securities, so long as such transfers or assignments were made in compliance with Section 6.2 hereof.

     The terms "REGISTER," "REGISTERED" and "REGISTRATION" refer to a registration effected by preparing and filing a Registration Statement or statements or similar documents in compliance with the Securities Act and pursuant to Rule 415 under the Securities Act or any successor rule providing for offering securities on a continuous basis ("RULE 415"), and the declaration or ordering of effectiveness of such Registration Statement or document by the SEC.

     The term "REGISTRABLE SECURITIES" means (i) the Shares, the Warrant Shares, the Agents' Warrant Shares (as such term is defined in the Placement Agency Agreement) and any Liquidated Damages Shares (as defined below) and (ii) any Common Stock issued pursuant to the provisions of Section 2.1(b) ; provided however that securities shall only be treated as Registrable Securities if and only so long as they (A) have not been disposed of pursuant to a registration statement declared effective by the SEC or (B) have not been sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act so that all transfer restrictions and restrictive legends with respect thereto are removed upon or prior to the consummation of such sale.

     The term "REGISTRATION STATEMENT" means any registration statement, including a Shelf Registration Statement, or comparable document of the Company under the Securities Act that registers the resale of any of the Registrable Securities pursuant to the provisions of this Agreement and all amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all material incorporated by reference in such Registration Statement.

     The term the "SECURITIES ACT" means the Securities Act of 1933, as amended.

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                                    SECTION 2

                               REGISTRATION RIGHTS

2.1  Registration.

     (a) The Company shall use its best efforts to prepare and file a Registration Statement on a form that shall (A) be available for the sale of the Registrable Securities by the selling Holders thereof and (B) comply as to form with the requirements of the applicable form on which such Registration Statement is filed and include all financial statements required by the SEC to be filed therewith ("SHELF REGISTRATION STATEMENT") with the SEC within forty-five (45) days of the Closing Date to provide for the offer and sale of the Registrable Securities and shall cause the Shelf Registration Statement to become effective under the Act no later than the earlier of (i) ninety (90) days after the Closing Date and (ii) the sixth (6th) business day following the date on which the Company is notified by the SEC that such Shelf Registration Statement will not be reviewed or is no longer subject to further review and comments; provided, however, that if the SEC determines to perform a full review of the Registration Statement, such ninety (90) period shall be extended to one hundred twenty (120) days ("EFFECTIVE DATE"). The Registration Statement filed pursuant to this Section 2.1(a) may, at the Company's discretion and with the consent of the Holders of not less than fifty percent (50%) of the Registrable Securities, include securities of the Company other than the Registrable Securities.

     (b) In the event the Shelf Registration is not declared effective by the Effective Date, the Company shall promptly, but no later than ten (10) business days from the Effective Date, issue to the Holder a number of shares of Common Stock equal to one percent (1%) of the sum of the number of (i) shares of Common Stock to the Holder in the Offering and (ii) the shares of Common Stock issued or issuable upon exercise of the Warrants issued to the Holder. In addition, for each full thirty (30) day period (each such period consisting of thirty consecutive days) after the Effective Date that the Shelf Registration has not been declared effective (each, a "DEFAULT PERIOD"), the Company shall be obligated to issue to the Holder (or any assignee thereof) a number of shares of Common Stock equal to one percent (1%) of the sum of the number of (x) shares of Common Stock issued to the Holder in the Offering, (y) shares of Common Stock issued or issuable upon exercise of the Warrants issued to the Holder and (z) the number of Liquidated Damages Shares (as defined below) issuable pursuant to this Section 2.1(b) prior to the date of determination. Any issuances of Common Stock the Company is obligated to make for subsequent Default Periods shall be made no later than ten (10) business days from the last day of such Default Period. Each share of Common Stock issued pursuant to this Section 2.1(b) shall be hereinafter referred to as a "LIQUIDATED DAMAGES SHARE." The Company shall have no obligation to issue any fractional shares.

     (c) Notwithstanding the foregoing, the Company's obligation to issue the Liquidated Damages Shares shall cease one (1) year from the date hereof so long as the Company has remained current, and remains current for at least one (1) contiguous year thereafter, with respect to all of its filings required under to the Exchange Act (the "FILINGS"). In the event that subsequent to the first anniversary of the date hereof and prior to the second anniversary of the date hereof, the Holders are not eligible to sell any Registrable Securities pursuant to Rule 144 under the Securities Act ("RULE 144") because the Company has ceased to be current with respect to all of its Filings or because the Company's transfer agent refuses to remove the restrictive legend with respect to such Registrable Securities (including without limitation, as a result of the failure of the Company's legal counsel to issue an appropriate legal opinion to the transfer agent), the Company's obligation to issue the Liquidated Damages Shares pursuant to Section 2.1(b) above shall resume with respect to each period of 30 consecutive days after the first anniversary of the date hereof during which the Company is not current with respect to its Filings. Any and all obligations of the Company to issue any Liquidated Damages Shares shall be contingent upon the Holder delivering appropriate documentation to the Company, as determined by the Company in its reasonable discretion, in order to satisfy applicable Federal and state securities laws.


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2.2  Piggyback Registration.

     (a) From and after the Closing Date and until such time as the Registrable Securities are freely saleable under Rule 144(k) without volume limitations, if the Company shall determine to proceed with the preparation and filing of a Registration Statement in connection with the proposed offer and sale of any of its securities by it or any of its security holders (other than a registration statement on Form S-4, S-8, any successor form thereto or other limited purpose form), the Company will give written notice of its determination to all record Holders of the Registrable Securities at least twenty (20) days prior to filing. Upon receipt of a written request from any such Holder within twenty (20) days after receipt of any such notice from the Company, the Company will, except as herein provided, cause all the Registrable Securities owned by such Holders to be included in such Registration Statement in order to permit the sale or other disposition by the prospective seller or sellers of the Registrable Securities to be so registered. If any registration pursuant to this Section 2.2 shall be underwritten in whole or in part, the Company shall cause the Registrable Securities requested for inclusion pursuant to this Section 2.2 to be included in the underwriting on the same terms and conditions as the securities otherwise being sold through the underwriters, except to the extent provided in Section 2.2(b) below. In such event the right of any Holder to registration shall be conditioned upon such underwriting and the inclusion of such Holder's Registrable Securities in such underwriting to the extent provided in Section 2.2(b) below. All Holders proposing to distribute their securities through such underwriting shall (together with the Company and the other holders distributing their securities through such underwriting) enter into an underwriting agreement with the underwriters' representative for such offering; provided that such holders shall have no right to participate in the selection of the underwriters for an offering pursuant to this Section 2.2(a). The obligation of the Company under this Section 2.2 shall be unlimited as to the number of Registration Statements to which it applies. Notwithstanding the foregoing, to the extent that all Registrable Securities are registered on an effective Registration Statement on Form S-3, the Company shall not be required to provide notice to Holders of the preparation and filing of a registration statement in connection with the proposed nonunderwritten offer and sale of any of its securities and the Holders shall not be entitled to include any Registrable Securities on such registration statement.

     (b) In connection with an underwritten public offering for the account of the Company, if, in the opinion of the underwriters' representative market factors (including, without limitation, the aggregate number of shares of Common Stock requested to be registered, the general condition of the market, and the status of the persons proposing to sell securities pursuant to the registration) require a limitation of the number of shares to be underwritten, the underwriters' representative may exclude some or all Registrable Securities from such registration and underwriting and the Company shall be obligated to include in such Registration Statement only such limited portion of the Registrable Securities with respect to which the Holders have requested inclusion hereunder as the underwriters shall permit. Any exclusion of Registrable Securities shall be made pro rata among the Holders seeking to include Registrable Securities, in proportion to the number of Registrable Securities sought to be included by such holder; provided, however, that the Company shall not exclude any Registrable Securities unless the Company has first excluded all outstanding securities, the holders of which are not contractually entitled to inclusion of such securities in such Registration Statement or are not contractually entitled to pro rata inclusion with the Registrable Securities; and provided, further, however, that, after giving effect to the immediately preceding proviso, any exclusion of Registrable Securities shall be made pro rata with holders of other securities having the right to include such securities in the Registration Statement. No Registrable Securities excluded from the underwriting by reason of this Section 2.2(b) shall be included in such Registration Statement.


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2.3 Limitations on Subsequent Registration Rights. From and after the date of this Agreement and until sixty (60) days following the Effective Date, the Company shall not, without the prior written consent of the Holders of a majority of the Registrable Securities then outstanding, enter into any agreement with any holder or prospective holder of any securities of the Company that provides such holder or prospective holder with registration rights superior to or that conflict with the registration rights provided to the Holders pursuant to this Section 2.

                                    SECTION 3

                      REGISTRATION PROCEDURES AND EXPENSES

3.1 Registration Procedures. If and whenever the Company is required by the provisions of Sections 2.1 or 2.2 to effect the registration of Registrable Securities under the Securities Act, the Company will:

     (a) use its best efforts to cause such a Registration Statement to become and remain effective for a period of four (4) years; provided, however, that any Registration Statement filed pursuant to Section 2.2 may be kept effective for such lesser period of time until which all Registrable Securities included thereunder are freely saleable (without restriction, except with regard to Registrable Securities held by persons deemed to be "affiliates" of the Company) or have been disposed of pursuant to a registration statement or all transfer restrictions or legends have otherwise been removed;

     (b) prepare and file with the SEC such amendments to such Registration Statement and supplements to the prospectus contained therein as may be necessary to keep such Registration Statement effective for the period of time described in paragraph (a) above;

     (c) furnish to the Holders participating in such registration such reasonable number of copies of such Registration Statement, preliminary prospectus, final prospectus and such other documents as such underwriters or selling shareholders may reasonably request in order to facilitate the public offering of such securities;

     (d) use its best efforts to register or qualify the securities covered by the Registration Statement under such state securities or blue sky laws of such jurisdictions as such participating Holders may reasonably request in writing within twenty (20) days following the original filing of such Registration Statement, except that the Company shall not for any purpose be required to execute a general consent to service of process or to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified;

     (e) in the event that a registration involves an underwritten offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, including, without limitation, customary indemnification and contribution obligations, with the managing underwriter or such offering;

     (f) notify the Holders participating in such registration, promptly, and in no event later than two (2) business days after, the Registration Statement has become effective or a supplement to any prospectus forming a part of the Registration Statement has been filed;

     (g) notify such Holders promptly of any request by the SEC for the amending or supplementing the Registration Statement or prospectus or for additional information;


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     (h) notify such Holders promptly of the Company's reasonable determination that a post-effective amendment to a Registration Statement or prospectus would be appropriate;

     (i) prepare and file with the SEC, promptly upon the request of any such Holders, any amendments or supplements to the Registration Statement or prospectus which, in the opinion of counsel for such Holders (and concurred in by counsel for the Company), is required under the Securities Act or the rules and regulations thereunder in connection with the distribution of the Registrable Securities;

     (j) prepare and promptly file with the SEC and promptly notify such Holders of the filing of such amendment or supplement to the Registration Statement or prospectus as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to such securities is required to be delivered under the Securities Act, any event shall have occurred as the result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading;

     (k) advise such Holders, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the SEC suspending the effectiveness of the Registration Statement or the initiation or threatening of any proceeding for that purpose and promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued;

     (l) at the request of Holders of a majority of the Registrable Securities included in the Registration Statement, furnish to the underwriters or selling shareholders on the date that the Registrable Securities are delivered to underwriters for sale in connection with a registration pursuant to this Agreement (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters and (ii) a letter dated such date, from the independent certified accountants of the Company, in form an substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters;

     (m) make available for inspection by any underwriters participating in an offering covering Registrable Securities, and the counsel, accountants or other agents retained by any such underwriter, all pertinent financial and other records, corporate documents, and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such underwriters in connection with such offering;

     (n) to the extent the Registration Statement is not filed on Form S-3, convert such Registration Statement to Form S-3 as soon as reasonably practicable following the Company becoming eligible to register securities on Form S-3;

     (o) if the Common Stock is then listed on a national securities exchange, cause the Registrable Securities to be listed on such exchange, or if reported on Nasdaq, to be reported on Nasdaq;

     (p) provide a transfer agent and registrar, which may be a single entity, for the Registrable Securities not later than the effective date of the Registration Statement in which Registrable Securities are included; and

     (q) comply with all applicable rules and regulations of the Commission and make generally available to its security holders earning statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder no later than forty five (45) days after the end of any twelve (12) month period


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(or ninety (90) days after the end of any twelve (12) month period if such period is a fiscal year) commencing on the first day of the first fiscal quarter of the Company, after the effective date of the Shelf Registration Statement, which statements shall cover said twelve (12) month period.

3.2 Expenses. With respect to each inclusion of Registrable Securities in a Registration Statement pursuant to Sections 2.1 and 2.2 hereof, the fees, costs and expenses of registration to be borne by the Company shall include, all registration, filing, and NASD fees; printing expenses, fees and disbursements of counsel and accountants for the Company; all legal fees and disbursements and other expenses of complying with state securities or blue sky laws of any jurisdictions in which the securities to be offered are to be registered and qualified. Fees and disbursements of counsel and accountants for the selling security Holders shall be borne by the selling security Holders, and security Holders participating in such registration shall bear their pro rata share of the underwriting discounts and commissions and transfer taxes. If NASD Rule 2710 or any similar rule requires any broker-dealer to make a filing prior to executing a sale of Registrable Securities, the Company shall make an Issuer Filing with the NASD Corporate Financing Department pursuant to NASD Rule 2710 and respond within five (5) business days to any comments received from the NASD in connection therewith.

                                    SECTION 4

                         CERTAIN OBLIGATIONS OF HOLDERS

     (a) Each Holder agrees that, upon receipt of any notice from the Company of the happening of (i) any event of the kind described in 3.1(g), 3.1(h), 3.1(i), 3.1(j) or 3.1(k) hereof, or (ii) a determination by the Company's Board of Directors that it is advisable to suspend use of the prospectus for a discrete period of time due to pending corporate developments such as negotiation of a material transaction which the Company, in its sole discretion after consultation with legal counsel, determines it would be obligated to disclose in the Shelf Registration Statement, which disclosure the Company believes would be premature or otherwise inadvisable at such time or would have a material adverse effect on the Company and its stockholders, such Holder will forthwith discontinue disposition of such Registrable Securities covered by the Shelf Registration Statement or prospectus until such Holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 3.1 hereof, or until such Holder is advised in writing by the Company that the use of the applicable prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such prospectus. The period of time in which the use of a prospectus or Shelf Registration Statement is so suspended shall be referred to as a "BLACK-OUT PERIOD." The Company agrees to so advise such Holder promptly of the commencement and termination of any such Black-Out Period, and the Holder agrees to keep the fact of such Black-Out Period confidential. The Company shall not impose a Black-Out Period under this Section 4 for more than thirty (30) consecutive days and not more than twice in any given twelve (12) month period; provided, that at least ninety (90) days must pass between Black-Out Periods. Notwithstanding the foregoing, the Company may suspend the effectiveness of any Shelf Registration Statement if the SEC rules and regulations prohibit the Company from maintaining the effectiveness of a Shelf Registration because its financial statements are stale at a time when its fiscal year has ended or it has made an acquisition reportable under Item 2 of Form 8-K or any other similar situation until the earliest time in which the SEC would allow the Company to re-effect a Shelf Registration Statement (provided that the Company shall use its reasonable best efforts to cure any such situation as soon as possible so that the Shelf Registration Statement can be made effective at the earliest possible time). The Company shall not effect a Black-Out Period unless the Company also institutes such Black-Out Period against sales under any Registration Statements on Form S-8 or any other registration statement that the Company has on file with the SEC at such time. Notwithstanding the foregoing, the Company undertakes and covenants that until the first to occur of (i) the end of sixty (60) days following the effective date of the Shelf Registration Statement, or (ii) the date that all the Shares and Warrant Shares have been


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resold pursuant to a registration statement or Rule 144, the Company will not take any action, including, without limitation, entering into any acquisition, share exchange or sale or other transaction that could have the effect of delaying the effectiveness of any pending Registration Statement, requiring a post-effective amendment to be filed or causing a post-effective amendment to a Registration Statement to not be declared effective or for a Holder not to be able to effect sales for a period of fifteen (15) or more days.

     (b) In connection with the registration of the Registrable Securities, each of the Holders shall have the following obligations:

          (i) It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Agreement with respect to each Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended methods of disposition of such securities as shall be reasonably required to effect the registration of the Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request. At least fifteen (15) days prior to the first anticipated filing date of the Registration Statement, the Company shall notify each Holder of the information the Company requires from each such Holder (the "Requested Information") if it elects to have any of his Registrable Securities included in the Registration Statement. If within seven (7) days of the filing date the Company has not received the Requested Information from a Holder (a "Non-Responsive Holder"), then the Company may file the Registration Statement without including Registrable Securities of such Non-Responsive Holder.

          (ii) Each Holder participating in an underwritten offering agrees to cooperate with the Company in connection with the preparation and filing of any Registration Statement hereunder, unless each Holder has notified the Company in writing of its election to exclude all of its Registrable Securities from the Registration Statement.

          (iii) In the event Holders holding a majority in interest of the Registrable Securities being sold pursuant to the Shelf Registration Statement select underwriters for the offering, each Holder agrees to enter into and perform its obligations under an underwriting agreement, in usual and customary form, including, without limitation, customary indemnification and contribution obligations and market stand-off obligations, with the managing underwriter of such offering and to take such other actions as are reasonably required in order to expedite or facilitate the disposition of the Registrable Securities being sold, unless such Holder has notified the Company in writing of its election to exclude all of his Registrable Securities from the Registration Statement.

                                    SECTION 5

                                 INDEMNIFICATION

5.1 Indemnification by the Company. To the extent permitted by law, the Company will indemnify and hold harmless each holder of Registrable Securities which are included in a Registration Statement pursuant to the provisions of Sections 2.1 and 2.2 hereof, such Holder's directors and officers, and any underwriter (as defined in the Securities Act) for such holder and each person, if any, who controls such holder or such underwriter within the meaning of the Securities Act, from and against, and will reimburse such holder and each such underwriter and controlling person with respect to, any and all loss, damage, liability, cost and expense to which such holder or any such underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, damages, liabilities, costs or expenses are caused by any untrue statement or alleged untrue statement of any material fact contained in a Registration Statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged


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

omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, however, that the Company will not be liable in any such case to the extent that any such loss, damage, liability, cost or expenses arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with written information furnished by such holder, such underwriter or such controlling person specifically for use in the preparation thereof; provided, however, that the indemnity agreement set forth herein shall not apply (i) to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the prior consent of the Company or (ii) with respect to any preliminary prospectus, if the untrue statement or omission of material fact contained in such preliminary prospectus was corrected in an amended prospectus and the Company has provided notice of such amendment to each Investor pursuant to Section 3.1 hereof.

5.2 Indemnification by the Holders. Each holder of Registrable Securities included in a registration pursuant to the provisions of Sections 2.1 and 2.2 hereof will indemnify and hold harmless the Company, its directors and officers, any controlling person and any underwriter from and against, and will reimburse the Company, its directors and officers, any controlling person and any underwriter with respect to, any and all loss, damage, liability, cost or expense to which the Company or any controlling person and/or any underwriter may become subject under the Securities Act or otherwise, insofar as such losses, damages, liabilities, costs or expenses are caused by any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was so made in reliance upon and in strict conformity with written information furnished by or on behalf of such Holder specifically for use in the preparation thereof and provided further, that the maximum amount that may be recovered from any holder shall be limited to the net amount of proceeds received by such Holder from the sale of the Registrable Securities.

5.3 Indemnification Procedure. Promptly after receipt by an indemnified party under this Section 5 of a notice of the commencement of any action (including any governmental action) such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party hereunder, deliver to the indemnifying party a written notice of the commencement thereof. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall relieve such indemnifying party of any liability to the indemnified party under this Section 5 only to the extent prejudicial to its ability to defend such action, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to an indemnified party otherwise than under this Agreement. The indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the reasonable fees and expenses to be paid by the indemnifying party, if in the reasonable determination of counsel for the indemnifying party, representation of such indemnified party by the counsel obtained by the indemnifying party would be inappropriate due to actual or potential conflicting interests between such indemnified party and any other party represented by such counsel in such proceeding. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party pursuant to the provisions of paragraph
5.1 or 5.2 above for any legal or other expense subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation, unless (i) the indemnified party shall have employed counsel in accordance with the provisions of the preceding sentence, (ii) the


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indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after the notice of the commencement of the action or (iii) the indemnifying party has authorized in writing the employment of counsel for the indemnified party at the expense of the indemnifying party.

                                    SECTION 6

                        ADDITIONAL RIGHTS AND OBLIGATIONS

6.1 Contribution. To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 5 hereof to the extent permitted by law, provided that (i) no contribution shall be made under circumstances where the maker would not have been liable for indemnification pursuant to the provisions of Section 5 hereof,
(ii) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of such fraudulent misrepresentation, and (iii) contribution by any seller of Registrable Securities shall be limited to the net amount of proceeds received by such seller from the sale of such Registrable Securities.

6.2 Assignable Rights. The rights with respect to the Registrable Securities under this Agreement shall, in addition to being for the benefit of the parties hereto, be for the benefit of and enforceable by a transferee of the Registrable Securities, provided that the Company is furnished with written notice of the name and address of such transferee or assignee with respect to which such registration rights are being assigned, such notice provides a written agreement for the transferee or assignee to be bound by the terms and provisions of this Agreement and the Purchase Agreement and such assignment or transfer is in accordance with and permitted by applicable Federal and state securities laws and the terms of the Purchase Agreement, including Section 2.1(f) thereof. The obligations of the Company contained in this Agreement shall be binding upon any successor to the Company and continue to be in effect with respect to any securities issued by any successor to the Company in substitution or exchange for any Registrable Securities.

6.3 Reports Under Exchange Act. With a view to making available to the Holders of Registrable Securities the benefits of Rule 144 and any other rule or regulation of the SEC that may at any time permit the Holders of the Registrable Securities to sell any of the Registrable Securities to the public without registration, the Company agrees to apply its best efforts to:

     (a) make and keep public information available, as those terms are understood and defined in Rule 144, at all times;

     (b) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act;

     (c) furnish to each holder of Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act,
(ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company and (iii) such other information as may be reasonably requested in availing the Holders of any Registrable Securities of any rule or regulation of the SEC which permits the selling of any such securities without registration; and

     (d) direct its counsel to issue an appropriate legal opinion instructing the Company's transfer agent to remove the legend with respect to such Registrable Securities, subject to Investor providing any documentation reasonably requested by the Company or its counsel for review in connection with such request.

                                    SECTION 7

                            MISCELLANEOUS PROVISIONS

7.1 Waivers and Amendments. Except as expressly provided herein, neither this Agreement nor any term hereof may be amended or waived except pursuant to a written instrument executed by the Company and the Holders that hold at least two-thirds (66?%) of the Registrable Securities held by all Holders. Any amendment or waiver effected in accordance with this paragraph shall be binding upon all Holders and the Company. The failure of any party to exercise any right or remedy under this Agreement or otherwise, or the delay by any party in exercising such right or remedy, shall not operate as a waiver thereof.

7.2 Notices. Any notice, demand or other communication which any party hereto may be required, or may elect, to give to anyone interested hereunder shall be sufficiently given if delivered via fax, personally or by nationally recognized overnight courier service or sent by registered or certified mail, return receipt requested, addressed to such address as may be given herein; provided, however, that notices with respect to Sections 3.1(f), 3.1(g) and 3.1(h) hereof may be delivered via email; and, except as otherwise noted herein, must be addressed as follows:

     if to the Company, to:

     American Oriental Bioengineering, Inc.
     90 Park Avenue
     17th Floor
     New York, New York 10016
     Attn:  Yanchun (Lily) Li
     Facsimile: (212) 786-7569

     and

     American Oriental Bioengineering, Inc.
     No. 12 Jiance Road
     Nangang District
     Harbin, China
     C1
     15008
     Attn:  Yanchun (Lily) Li

     with a copy to:

     Loeb & Loeb LLP
     345 Park Avenue
     New York, New York 10154
     Attn: Mitchell Nussbaum
     Facsimile: (212) 407-4990
     if to any Holder, to the address shown on such Holder's signature page hereto, marked for attention as there indicated,

or to such other address as the party to whom notice is to be given may have furnished to the other parties in writing in accordance with the provisions of this Section 7.2. Any such notice or communication will be deemed to have been received: (A) in the case of facsimile, email or personal delivery, on the date of such delivery; or (B) in the case of nationally-recognized overnight courier, on the next business day after the date sent.

7.3 Descriptive Headings and References. The descriptive headings herein have been inserted for convenience only and are not deemed to limit or otherwise affect the construction of any provisions hereof.

7.4 Applicable Law; Jurisdiction. This Agreement shall be governed by and construed under the internal laws of the State of New York without regard to conflict of law rules. The parties hereby submit to the exclusive jurisdiction of the courts of the State of New York located in New York County and the Federal courts located in the Southern District of New York, with respect to any action or legal proceeding commenced by either party with respect to this Agreement or the Registrable Securities. Each party irrevocably waives any objection it now has or hereafter may have respecting the venue of any such action or proceeding or the inconvenience of such forum, and each party consents to the service of process in any such action or proceeding in the manner set forth for the delivery of notices herein.

7.5 Waiver of Jury Trial. The parties hereby waive their rights to a trial by jury in any action or proceeding involving any matter arising out of or relating to this Agreement or to the Registrable Securities.

7.6 Counterparts. This Agreement may by executed through the use of separate signature pages or in any number of counterparts, and each of such counterparts shall, for all purposes, constitute one agreement binding on all the parties, notwithstanding that all parties are not signatories to the same counterpart. Any signature delivered by facsimile transmission shall create a valid and binding obligation of the so party executing with the same force and effect as if such facsimile signature page were an original thereof.

7.7 Entire Agreement. This instrument contains the entire agreement of the parties, and there are no representations, covenants or other agreements except as stated or referred to herein.

7.8 Severability. Whenever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be deemed prohibited or invalid under such applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, and such prohibition or invalidity shall not invalidate the remainder of such provision or the other provisions of this Agreement.

7.9 Third Party Beneficiaries. Except as expressly provided herein, no provision of this Agreement is intended to confer any rights, benefits or remedies upon any person other than the parties hereto and their respective successors and assigns.

7.10 Remedies. The Holders, in addition to being entitled to exercise all rights granted by law, including recovery of damages, shall be entitled to specific performance of their rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by any Holder by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive in any action for specific performance the defense that a remedy at law would be adequate.

7.11 Further Assurances. Each of the parties hereto shall execute and deliver such documents and perform such further acts (including, without limitation, obtaining any consents, exemptions, authorizations or other actions by, or giving any notices to, or making any filings with, any governmental authority or any other Person) as may be reasonably required or desirable to carry out or to perform the provisions of this Agreement.

                            [SIGNATURE PAGES FOLLOW]

     IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement on the day and year first set forth above.

                                AMERICAN ORIENTAL BIOENGINEERING, INC.


                                By: /s/ Yanchun Li
                                    -------------------------------------
                                    Name: Yanchun Li
                                    Title: Chief Operating Officer HOLDER


                                SIGNATURE PAGES FOLLOW

             HOLDER SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT

     The undersigned Holder hereby executes this counterpart signature page to the Registration Rights Agreement, dated as of November 23, 2005 by and among AMERICAN ORIENTAL BIOENGINEERING, INC. and certain Holders, including the undersigned.

                                Blue Sky Securities Limited
                                ------------------------------------------------
                                Name of Holder (Please print)


                                By: /s/ Michel Clemence
                                    --------------------------------------------
                                                   (Signature)

                                By:
                                    --------------------------------------------
                                        (Second signature, if necessary)


                                Print Name:  Michel Clemence
                                            ------------------------------------


                                Title:  Director
                                       -----------------------------------------


                                Address:
                                        ----------------------------------------

                                ------------------------------------------------

                                Phone: +
                                       -----------------------------------------

                                Fax:
                                    --------------------------------------------

                                Email:
                                      ------------------------------------------

             HOLDER SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT

     The undersigned Holder hereby executes this counterpart signature page to the Registration Rights Agreement, dated as of November 23, 2005 by and among AMERICAN ORIENTAL BIOENGINEERING, INC. and certain Holders, including the undersigned.

                                Cranshire Capital, L.P.
                                ------------------------------------------------
                                Name of Holder (Please print)


                                By: /s/ Michel Clemence
                                    --------------------------------------------
                                                   (Signature)

                                By:
                                    --------------------------------------------
                                        (Second signature, if necessary)


                                Print Name:  Mitchell P. Kopin
                                            ------------------------------------


                                Title: President - Downsview Capital
                                       The General Partner
                                       -----------------------------------------


                                Address:
                                        ----------------------------------------

                                ------------------------------------------------

                                Phone:
                                      ------------------------------------------

                                Fax:
                                    --------------------------------------------

                                Email:
                                      ------------------------------------------

             HOLDER SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT

     The undersigned Holder hereby executes this counterpart signature page to the Registration Rights Agreement, dated as of November 28, 2005 by and among AMERICAN ORIENTAL BIOENGINEERING, INC. and certain Holders, including the undersigned.

                                C.S.L. Associates L.P.
                                ------------------------------------------------
                                Name of Holder (Please print)


                                By: /s/ Charles S. Lipson
                                    --------------------------------------------
                                                   (Signature)

                                By:
                                    --------------------------------------------
                                        (Second signature, if necessary)


                                Print Name:  Charles S. Lipson
                                            ------------------------------------


                                Title: General Partner
                                       -----------------------------------------


                                Address:
                                        ----------------------------------------

                                ------------------------------------------------

                                Phone:
                                      ------------------------------------------

                                Fax:
                                    --------------------------------------------

                                Email:
                                      ------------------------------------------

             HOLDER SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT

     The undersigned Holder hereby executes this counterpart signature page to the Registration Rights Agreement, dated as of November 28, 2005 by and among AMERICAN ORIENTAL BIOENGINEERING, INC. and certain Holders, including the undersigned.

                                Palisades Master Fund, L.P.
                                ------------------------------------------------
                                Name of Holder (Please print)


                                By: /s/ Leslie Elliot & Carl Jacobson
                                    --------------------------------------------
                                                   (Signature)

                                By:
                                    --------------------------------------------
                                        (Second signature, if necessary)


                                Print Name:  Discovery Management Ltd.
                                            ------------------------------------


                                Title: Authorized Signatory
                                       -----------------------------------------


                                Address:
                                        ----------------------------------------

                                ------------------------------------------------

                                Phone:
                                      ------------------------------------------

                                Fax:
                                    --------------------------------------------

                                Email:
                                      ------------------------------------------

             HOLDER SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT

     The undersigned Holder hereby executes this counterpart signature page to the Registration Rights Agreement, dated as of November 28, 2005 by and among AMERICAN ORIENTAL BIOENGINEERING, INC. and certain Holders, including the undersigned.

                                Alpha Capital AG
                                ------------------------------------------------
                                Name of Holder (Please print)


                                By: /s/ Konrad Ackerman
                                    --------------------------------------------
                                                   (Signature)

                                By:
                                    --------------------------------------------
                                        (Second signature, if necessary)


                                Print Name:  Konrad Ackerman
                                            ------------------------------------


                                Title: Director
                                       -----------------------------------------


                                Address:
                                        ----------------------------------------

                                ------------------------------------------------

                                Phone:
                                      ------------------------------------------

                                Fax:
                                    --------------------------------------------

                                Email:
                                      ------------------------------------------

             HOLDER SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT

     The undersigned Holder hereby executes this counterpart signature page to the Registration Rights Agreement, dated as of November 22, 2005 by and among AMERICAN ORIENTAL BIOENGINEERING, INC. and certain Holders, including the undersigned.

                                Millennium Partners, L.P.
                                ------------------------------------------------
                                Name of Holder (Please print)


                                By: /s/ Terry Feeney
                                    --------------------------------------------
                                                   (Signature)

                                By:
                                    --------------------------------------------
                                        (Second signature, if necessary)


                                Print Name: Terry Feeney
                                            ------------------------------------


                                Title: Chief Operating Officer
                                       -----------------------------------------


                                Address:
                                        ----------------------------------------

                                ------------------------------------------------

                                Phone:
                                      ------------------------------------------

                                Fax:
                                    --------------------------------------------

                                Email:
                                      ------------------------------------------

             HOLDER SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT

     The undersigned Holder hereby executes this counterpart signature page to the Registration Rights Agreement, dated as of November 28, 2005 by and among AMERICAN ORIENTAL BIOENGINEERING, INC. and certain Holders, including the undersigned.

                                Nite Capital LP
                                ------------------------------------------------
                                Name of Holder (Please print)


                                By: /s/ Keith A. Goodman
                                    --------------------------------------------
                                                   (Signature)

                                By:
                                    --------------------------------------------
                                        (Second signature, if necessary)


                                Print Name: Keith A. Goodman
                                            ------------------------------------


                                Title: Manager of the General Partner
                                       -----------------------------------------


                                Address:
                                        ----------------------------------------

                                ------------------------------------------------

                                Phone:
                                      ------------------------------------------

                                Fax:
                                    --------------------------------------------

                                Email:
                                      ------------------------------------------

             HOLDER SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT

     The undersigned Holder hereby executes this counterpart signature page to the Registration Rights Agreement, dated as of November 23, 2005 by and among AMERICAN ORIENTAL BIOENGINEERING, INC. and certain Holders, including the undersigned.

                                SovGEM Limited
                                ------------------------------------------------
                                Name of Holder (Please print)


                                By: /s/ Peter Charles St. George
                                    --------------------------------------------
                                                   (Signature)

                                By: /s/ Allan William Moloney
                                    --------------------------------------------
                                        (Second signature, if necessary)


                                Print Name: Peter Charles St. George &
                                            Allan William Moloney
                                            ------------------------------------


                                Title: Directors
                                       -----------------------------------------


                                Address:
                                        ----------------------------------------

                                ------------------------------------------------

                                Phone:
                                      ------------------------------------------

                                Fax:
                                    --------------------------------------------

                                Email:
                                      ------------------------------------------

             HOLDER SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT

     The undersigned Holder hereby executes this counterpart signature page to the Registration Rights Agreement, dated as of November 28, 2005 by and among AMERICAN ORIENTAL BIOENGINEERING, INC. and certain Holders, including the undersigned.

                                Samir Barakat / Claudia Marseille
                                ------------------------------------------------
                                Name of Holder (Please print)


                                By: /s/ Samir Barakat
                                    --------------------------------------------
                                                   (Signature)

                                By: /s/ Claudia Marseille
                                    --------------------------------------------
                                        (Second signature, if necessary)


                                Print Name: Samir Barakat / Claudia Marseille
                                            ------------------------------------


                                Title:
                                       -----------------------------------------


                                Address:
                                        ----------------------------------------

                                ------------------------------------------------

                                Phone:
                                      ------------------------------------------

                                Fax:
                                    --------------------------------------------

                                Email:
                                      ------------------------------------------

             HOLDER SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT

     The undersigned Holder hereby executes this counterpart signature page to the Registration Rights Agreement, dated as of November 23, 2005 by and among AMERICAN ORIENTAL BIOENGINEERING, INC. and certain Holders, including the undersigned.

                                Advocates Rx Inc. Profit Sharing Plan
                                ------------------------------------------------
                                Name of Holder (Please print)


                                By: /s/ David R Holbrooke
                                    --------------------------------------------
                                                   (Signature)

                                By:
                                    --------------------------------------------
                                        (Second signature, if necessary)


                                Print Name: David R Holbrooke
                                            ------------------------------------


                                Title: Trustee
                                       -----------------------------------------


                                Address:
                                        ----------------------------------------

                                ------------------------------------------------

                                Phone:
                                      ------------------------------------------

                                Fax:
                                    --------------------------------------------

                                Email:
                                      ------------------------------------------

             HOLDER SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT

     The undersigned Holder hereby executes this counterpart signature page to the Registration Rights Agreement, dated as of November 23, 2005 by and among AMERICAN ORIENTAL BIOENGINEERING, INC. and certain Holders, including the undersigned.

                                Charles Cagnon
                                ------------------------------------------------
                                Name of Holder (Please print)


                                By: /s/ Charles Cagnon
                                    --------------------------------------------
                                                   (Signature)

                                By:
                                    --------------------------------------------
                                        (Second signature, if necessary)


                                Print Name: Charles Cagnon
                                            ------------------------------------


                                Title:
                                       -----------------------------------------


                                Address:
                                        ----------------------------------------

                                ------------------------------------------------

                                Phone:
                                      ------------------------------------------

                                Fax:
                                    --------------------------------------------

                                Email:
                                      ------------------------------------------

             HOLDER SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT

     The undersigned Holder hereby executes this counterpart signature page to the Registration Rights Agreement, dated as of November 28, 2005 by and among AMERICAN ORIENTAL BIOENGINEERING, INC. and certain Holders, including the undersigned.

                                Basso Private Opportunity Holding Fund Ltd.
                                ------------------------------------------------
                                Name of Holder (Please print)


                                By: /s/ Todd Trabold
                                    --------------------------------------------
                                                   (Signature)

                                By:
                                    --------------------------------------------
                                        (Second signature, if necessary)


                                Print Name: Todd Trabold
                                            ------------------------------------


                                Title: Authorized Signatory
                                       -----------------------------------------


                                Address:
                                        ----------------------------------------

                                ------------------------------------------------

                                Phone:
                                      ------------------------------------------

                                Fax:
                                    --------------------------------------------

                                Email:
                                      ------------------------------------------

             HOLDER SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT

     The undersigned Holder hereby executes this counterpart signature page to the Registration Rights Agreement, dated as of November 28, 2005 by and among AMERICAN ORIENTAL BIOENGINEERING, INC. and certain Holders, including the undersigned.

                                Basso Fund Ltd.
                                ------------------------------------------------
                                Name of Holder (Please print)


                                By: /s/ Todd Trabold
                                    --------------------------------------------
                                                   (Signature)

                                By:
                                    --------------------------------------------
                                        (Second signature, if necessary)


                                Print Name: Todd Trabold
                                            ------------------------------------


                                Title: Authorized Signatory
                                       -----------------------------------------


                                Address:
                                        ----------------------------------------

                                ------------------------------------------------

                                Phone:
                                      ------------------------------------------

                                Fax:
                                    --------------------------------------------

                                Email:
                                      ------------------------------------------

             HOLDER SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT

     The undersigned Holder hereby executes this counterpart signature page to the Registration Rights Agreement, dated as of _____________, 2005 by and among AMERICAN ORIENTAL BIOENGINEERING, INC. and certain Holders, including the undersigned.

                                RES Limited
                                ------------------------------------------------
                                Name of Holder (Please print)


                                By: /s/ Evelyn J. Caann
                                    --------------------------------------------
                                                   (Signature)

                                By:
                                    --------------------------------------------
                                        (Second signature, if necessary)


                                Print Name:
                                            ------------------------------------


                                Title: President
                                       -----------------------------------------


                                Address:
                                        ----------------------------------------

                                ------------------------------------------------

                                Phone:
                                      ------------------------------------------

                                Fax:
                                    --------------------------------------------

                                Email:
                                      ------------------------------------------

             HOLDER SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT

     The undersigned Holder hereby executes this counterpart signature page to the Registration Rights Agreement, dated as of _____________, 2005 by and among AMERICAN ORIENTAL BIOENGINEERING, INC. and certain Holders, including the undersigned.

                                Omicron n Master Trust
                                ------------------------------------------------
                                Name of Holder (Please print)


                                By: /s/ Bruce Bernstein
                                    --------------------------------------------
                                                   (Signature)

                                By:
                                    --------------------------------------------
                                        (Second signature, if necessary)


                                Print Name:
                                            ------------------------------------


                                Title: Managing Partner
                                       -----------------------------------------


                                Address:
                                        ----------------------------------------

                                ------------------------------------------------

                                Phone:
                                      ------------------------------------------

                                Fax:
                                    --------------------------------------------

                                Email:
                                      ------------------------------------------

             HOLDER SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT

     The undersigned Holder hereby executes this counterpart signature page to the Registration Rights Agreement, dated as of _____________, 2005 by and among AMERICAN ORIENTAL BIOENGINEERING, INC. and certain Holders, including the undersigned.

                                Castlerigg Master Investments Ltd.
                                ------------------------------------------------
                                Name of Holder (Please print)


                                By: /s/ Jon Nusbaum
                                    --------------------------------------------
                                                   (Signature)

                                By:
                                    --------------------------------------------
                                        (Second signature, if necessary)


                                Print Name:
                                            ------------------------------------


                                Title: Senior Managing Director
                                       -----------------------------------------


                                Address:
                                        ----------------------------------------

                                ------------------------------------------------

                                Phone:
                                      ------------------------------------------

                                Fax:
                                    --------------------------------------------

                                Email:
                                      ------------------------------------------

             HOLDER SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT

     The undersigned Holder hereby executes this counterpart signature page to the Registration Rights Agreement, dated as of _____________, 2005 by and among AMERICAN ORIENTAL BIOENGINEERING, INC. and certain Holders, including the undersigned.

                                Hudson Bay,Fund, LP
                                ------------------------------------------------
                                Name of Holder (Please print)


                                By:
                                    --------------------------------------------
                                                   (Signature)

                                By:
                                    --------------------------------------------
                                        (Second signature, if necessary)


                                Print Name: Yoav Roth
                                            ------------------------------------


                                Title: Authorized Signatory
                                       -----------------------------------------


                                Address:
                                        ----------------------------------------

                                ------------------------------------------------

                                Phone:
                                      ------------------------------------------

                                Fax:
                                    --------------------------------------------

                                Email:
                                      ------------------------------------------

             HOLDER SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT

     The undersigned Holder hereby executes this counterpart signature page to the Registration Rights Agreement, dated as of _____________, 2005 by and among AMERICAN ORIENTAL BIOENGINEERING, INC. and certain Holders, including the undersigned.

                                Double U Master Fund, L.P.
                                ------------------------------------------------
                                Name of Holder (Please print)


                                By: /s/ Carl Jacobsohn
                                    --------------------------------------------
                                                   (Signature)

                                By: /s/ Leslie Elliot
                                    --------------------------------------------
                                        (Second signature, if necessary)


                                Print Name:
                                            ------------------------------------


                                Title: Authorized Signatories
                                       -----------------------------------------


                                Address:
                                        ----------------------------------------

                                ------------------------------------------------

                                Phone:
                                      ------------------------------------------

                                Fax:
                                    --------------------------------------------

                                Email:
                                      ------------------------------------------

             HOLDER SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT

     The undersigned Holder hereby executes this counterpart signature page to the Registration Rights Agreement, dated as of _____________, 2005 by and among AMERICAN ORIENTAL BIOENGINEERING, INC. and certain Holders, including the undersigned.

                                Merced Limited Partnership
                                ------------------------------------------------
                                Name of Holder (Please print)


                                By: /s/ Thomas F. Sterling
                                    --------------------------------------------
                                                   (Signature)

                                By:
                                    --------------------------------------------
                                        (Second signature, if necessary)


                                Print Name:
                                            ------------------------------------


                                Title: Vice President
                                       -----------------------------------------


                                Address:
                                        ----------------------------------------

                                ------------------------------------------------

                                Phone:
                                      ------------------------------------------

                                Fax:
                                    --------------------------------------------

                                Email:
                                      ------------------------------------------

             HOLDER SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT

     The undersigned Holder hereby executes this counterpart signature page to the Registration Rights Agreement, dated as of _____________, 2005 by and among AMERICAN ORIENTAL BIOENGINEERING, INC. and certain Holders, including the undersigned.

                                Tamarack International
                                ------------------------------------------------
                                Name of Holder (Please print)


                                By: /s/ Thomas F. Sterling
                                    --------------------------------------------
                                                   (Signature)

                                By:
                                    --------------------------------------------
                                        (Second signature, if necessary)


                                Print Name:
                                            ------------------------------------


                                Title: Vice President
                                       -----------------------------------------


                                Address:
                                        ----------------------------------------

                                ------------------------------------------------

                                Phone:
                                      ------------------------------------------

                                Fax:
                                    --------------------------------------------

                                Email:
                                      ------------------------------------------

             HOLDER SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT

     The undersigned Holder hereby executes this counterpart signature page to the Registration Rights Agreement, dated as of _____________, 2005 by and among AMERICAN ORIENTAL BIOENGINEERING, INC. and certain Holders, including the undersigned.

                                Gemini Master Fund Limited
                                ------------------------------------------------
                                Name of Holder (Please print)


                                By: /s/ Steven W. Winters
                                    --------------------------------------------
                                                   (Signature)

                                By:
                                    --------------------------------------------
                                        (Second signature, if necessary)


                                Print Name:
                                            ------------------------------------


                                Title: Director
                                       -----------------------------------------


                                Address:
                                        ----------------------------------------

                                ------------------------------------------------

                                Phone:
                                      ------------------------------------------

                                Fax:
                                    --------------------------------------------

                                Email:
                                      ------------------------------------------

             HOLDER SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT

     The undersigned Holder hereby executes this counterpart signature page to the Registration Rights Agreement, dated as of _____________, 2005 by and among AMERICAN ORIENTAL BIOENGINEERING, INC. and certain Holders, including the undersigned.

                                Smithfield Fiduciary LLC
                                ------------------------------------------------
                                Name of Holder (Please print)


                                By: /s/ Scott M. Wallace
                                    --------------------------------------------
                                                   (Signature)

                                By:
                                    --------------------------------------------
                                        (Second signature, if necessary)


                                Print Name:
                                            ------------------------------------


                                Title: Authorized Signatory
                                       -----------------------------------------


                                Address:
                                        ----------------------------------------

                                ------------------------------------------------

                                Phone:
                                      ------------------------------------------

                                Fax:
                                    --------------------------------------------

                                Email:
                                      ------------------------------------------

             HOLDER SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT

     The undersigned Holder hereby executes this counterpart signature page to the Registration Rights Agreement, dated as of _____________, 2005 by and among AMERICAN ORIENTAL BIOENGINEERING, INC. and certain Holders, including the undersigned.

                                Iriquois Master Fund Ltd.
                                ------------------------------------------------
                                Name of Holder (Please print)


                                By: /s/ Joshua Silverman
                                    --------------------------------------------
                                                   (Signature)

                                By:
                                    --------------------------------------------
                                        (Second signature, if necessary)


                                Print Name:
                                            ------------------------------------


                                Title: Authorized Signatory
                                       -----------------------------------------


                                Address:
                                        ----------------------------------------

                                ------------------------------------------------

                                Phone:
                                      ------------------------------------------

                                Fax:
                                    --------------------------------------------

                                Email:
                                      ------------------------------------------

             HOLDER SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT

     The undersigned Holder hereby executes this counterpart signature page to the Registration Rights Agreement, dated as of _____________, 2005 by and among AMERICAN ORIENTAL BIOENGINEERING, INC. and certain Holders, including the undersigned.

                                JMG Triton Offashore Fund Ltd.
                                ------------------------------------------------
                                Name of Holder (Please print)


                                By: /s/ John Glaser
                                    --------------------------------------------
                                                   (Signature)

                                By:
                                    --------------------------------------------
                                        (Second signature, if necessary)


                                Print Name:
                                            ------------------------------------


                                Title: Member of Investment Manager
                                       -----------------------------------------


                                Address:
                                        ----------------------------------------

                                ------------------------------------------------

                                Phone:
                                      ------------------------------------------

                                Fax:
                                    --------------------------------------------

                                Email:
                                      ------------------------------------------

             HOLDER SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT

     The undersigned Holder hereby executes this counterpart signature page to the Registration Rights Agreement, dated as of _____________, 2005 by and among AMERICAN ORIENTAL BIOENGINEERING, INC. and certain Holders, including the undersigned.

                                JMG Capital Partners, LP
                                ------------------------------------------------
                                Name of Holder (Please print)


                                By: /s/ John Glaser
                                    --------------------------------------------
                                                   (Signature)

                                By:
                                    --------------------------------------------
                                        (Second signature, if necessary)


                                Print Name:
                                            ------------------------------------


                                Title: Managing Member
                                       -----------------------------------------


                                Address:
                                        ----------------------------------------

                                ------------------------------------------------

                                Phone:
                                      ------------------------------------------

                                Fax:
                                    --------------------------------------------

                                Email:
                                      ------------------------------------------

             HOLDER SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT

     The undersigned Holder hereby executes this counterpart signature page to the Registration Rights Agreement, dated as of _____________, 2005 by and among AMERICAN ORIENTAL BIOENGINEERING, INC. and certain Holders, including the undersigned.

                                Morgan Stanley & Co.
                                ------------------------------------------------
                                Name of Holder (Please print)


                                By: /s/ Andrew Pipa
                                    --------------------------------------------
                                                   (Signature)

                                By:
                                    --------------------------------------------
                                        (Second signature, if necessary)


                                Print Name:
                                            ------------------------------------


                                Title: Managing Director
                                       -----------------------------------------


                                Address:
                                        ----------------------------------------

                                ------------------------------------------------

                                Phone:
                                      ------------------------------------------

                                Fax:
                                    --------------------------------------------

                                Email:
                                      ------------------------------------------

             HOLDER SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT

     The undersigned Holder hereby executes this counterpart signature page to the Registration Rights Agreement, dated as of _____________, 2005 by and among AMERICAN ORIENTAL BIOENGINEERING, INC. and certain Holders, including the undersigned.

                                Morgan Satnley & co.
                                ------------------------------------------------
                                Name of Holder (Please print)


                                By: /s/ Lars Lenhous
                                    --------------------------------------------
                                                   (Signature)

                                By:
                                    --------------------------------------------
                                        (Second signature, if necessary)


                                Print Name:
                                            ------------------------------------


                                Title: Managing Director
                                       -----------------------------------------


                                Address:
                                        ----------------------------------------

                                ------------------------------------------------

                                Phone:
                                      ------------------------------------------

                                Fax:
                                    --------------------------------------------

                                Email:
                                      ------------------------------------------

             HOLDER SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT

     The undersigned Holder hereby executes this counterpart signature page to the Registration Rights Agreement, dated as of _____________, 2005 by and among AMERICAN ORIENTAL BIOENGINEERING, INC. and certain Holders, including the undersigned.

                                Pike Capital Partners
                                ------------------------------------------------
                                Name of Holder (Please print)


                                By: /s/ Daniel W. Pike
                                    --------------------------------------------
                                                   (Signature)

                                By:
                                    --------------------------------------------
                                        (Second signature, if necessary)


                                Print Name:
                                            ------------------------------------


                                Title: Managing Member
                                       -----------------------------------------


                                Address:
                                        ----------------------------------------

                                ------------------------------------------------

                                Phone:
                                      ------------------------------------------

                                Fax:
                                    --------------------------------------------

                                Email:
                                      ------------------------------------------

             HOLDER SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT

     The undersigned Holder hereby executes this counterpart signature page to the Registration Rights Agreement, dated as of _____________, 2005 by and among AMERICAN ORIENTAL BIOENGINEERING, INC. and certain Holders, including the undersigned.

                                S.F Capital Partners, Ltd.
                                ------------------------------------------------
                                Name of Holder (Please print)


                                By: /s/ Brian Davidson
                                    --------------------------------------------
                                                   (Signature)

                                By:
                                    --------------------------------------------
                                        (Second signature, if necessary)


                                Print Name:
                                            ------------------------------------


                                Title: Authorized Signatory
                                       -----------------------------------------


                                Address:
                                        ----------------------------------------

                                ------------------------------------------------

                                Phone:
                                      ------------------------------------------

                                Fax:
                                    --------------------------------------------

                                Email:
                                      ------------------------------------------

             HOLDER SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT

     The undersigned Holder hereby executes this counterpart signature page to the Registration Rights Agreement, dated as of _____________, 2005 by and among AMERICAN ORIENTAL BIOENGINEERING, INC. and certain Holders, including the undersigned.

                                RC Capital Management
                                ------------------------------------------------
                                Name of Holder (Please print)


                                By: /s/ Gerald F. Stechtler
                                    --------------------------------------------
                                                   (Signature)

                                By:
                                    --------------------------------------------
                                        (Second signature, if necessary)


                                Print Name:
                                            ------------------------------------


                                Title: Managing Director
                                       -----------------------------------------


                                Address:
                                        ----------------------------------------

                                ------------------------------------------------

                                Phone:
                                      ------------------------------------------

                                Fax:
                                    --------------------------------------------

                                Email:
                                      ------------------------------------------